GABELLI INVESTOR FUNDS, INC.
                              THE GABELLI ABC FUND

                        SUPPLEMENT DATED FEBRUARY 3, 2004
                         TO PROSPECTUS DATED MAY 1, 2003

Effective as of March 1, 2004, The Gabelli ABC Fund (the "Fund") will be open to additional investments by existing shareholders and to new investors provided that new investors acquire shares of the Fund directly through Gabelli & Company, Inc., the Fund's distributor (the "Distributor"), or through the Fund's Transfer Agent, with a minimum initial investment of $50,000. There are no subsequent investment minimums. The Distributor may waive the minimum investment requirement under certain circumstances which may include clients of GAMCO Investors, Inc. and customers of the Distributor. Additional investments will not be accepted through intermediaries that require service fees be paid by the Fund, Gabelli Funds, LLC (the "Adviser") or the Distributor.

Effective as of January 1, 2003, the Distributor voluntarily agreed to waive receipt of the Fund's Rule 12b-1 distribution fee of 0.25% of the Fund's average daily net assets (the "Distribution Fee Waiver"). Effective as of April 1, 2002, the Adviser voluntarily agreed to waive a portion of its advisory fee in the amount of 0.50% of the Fund's average daily net assets (the "Advisory Fee Waiver"). Accordingly, the Distribution Fee Waiver and the Advisory Fee Waiver result in a waiver of Fund expenses in the total amount of 0.75% of average daily net assets. The Distributor or the Adviser may increase, decrease, terminate or extend the Distribution Fee Waiver or the Advisory Fee Waiver at anytime.

The Fund utilizes several investment strategies in seeking to achieve its investment objective, including certain "arbitrage" strategies as described in the Prospectus. Investors should be aware that the Fund may hold a significant portion of its assets in cash in anticipation of arbitrage opportunities.

THE FOLLOWING INFORMATION SUPERSEDES CERTAIN INFORMATION IN THE "REDEMPTION OF SHARES - BY TELEPHONE OR THE INTERNET" SECTION IN THE FUND'S PROSPECTUS.

Fund shares held through an IRA may be redeemed by telephone or the Internet. Investors should consult a tax advisor concerning the current tax rules applicable to IRAs.

Dated: February 3, 2004